Exhibit 10.20
                         PROMISSORY NOTE

$500,000  Orlando, Florida

                                                  January 3, 2001

     FOR VALUE RECEIVED, each of the undersigned (hereinafter called "Maker") does hereby promise to pay to the order of RMS Limited Partnership, a Nevada limited partnership or assigns (hereinafter called "Holder", which term shall be construed to include any endorsees, successors or assigns) at 6990 Lake Ellenor Drive, Orlando, Florida 32809 or such other place as Holder may designate in writing, in lawful money of the United States of America, the principal sum of Five Hundred Thousand and No/100 Dollars ($500,000), together with interest on unpaid principal balances at the rates hereinafter set forth, such principal sum and interest to be paid as provided in Article I hereof.

     1.00 INTEREST AND PRINCIPAL

          1.01 Interest. The outstanding principal balance of the indebtedness evidenced hereby shall bear interest at the rate of seven and one-half percent (7.5%) per annum, calculated on the basis of a year of 360 days, for the actual number of days elapsed, commencing on the date of this Note.

          1.02 Payment of Principal and Interest. The principal amount of this Note shall be due and payable in two installments of Two Hundred Fifty Thousand Dollars ($250,000), plus accrued interest, on February 1, 2001 and March 1, 2001. The performance, payment and other obligations of Maker under this Note are secured or will be secured by security interests in all of the assets obtained by virtue of this Agreement, including but not limited to intellectual property as well as tangible and intangible assets of Life Science Technologies Holdings, Inc., Life Science Technologies Holdings Limited Partnership, Life Science Technologies Limited, Life Science Technologies of Japan, Life Science Technologies of Canada, Inc., and LST Fulfillment Limited Partnership.

     2.00 PREPAYMENT. Maker shall have the right to prepay and Holder shall have the obligation to accept tendered prepayment of all or any portion of the principal balance outstanding and accrued interest hereunder.

     3.00 PAST DUE PAYMENTS. All past due principal shall bear interest at the rate of nine percentage (9%) per annum calculated on the basis of a year of 360, as the case may be, for the actual number of days elapsed, commencing on the date the principal payment became due. Maker shall also pay costs of collection, including a reasonable attorney's fee if this Note is referred to an attorney for collection after default, whether or not any action shall be instituted to enforce or collect this Note. Time is of the essence hereof. All payments on this Note shall be applied first to the payment of accrued but unpaid interest, and any remainder shall be applied to reduction of the principal balance hereof.

     Maker and any endorsers or guarantors hereof severally waive presentment and demand for payment, notice of intent to accelerate maturity, notice of acceleration of maturity, protest or notice of protest and non-payment, and diligence in taking any action to collect any sums owing hereunder or in proceedings against any of the rights and properties securing payment hereof. From time to time, without affecting the obligation of Maker to pay the outstanding principal balance of this Note and to observe the covenants of Maker contained herein, without affecting the duties and obligations of any endorser hereto, without giving notice to or obtaining the consent of Maker or any endorser hereto or guarantor hereof, and without liability of the part of Holder, Holder may, at the option of Holder, extend the time for payment of interest hereon and/or principal hereof, reduce the payments hereunder, release anyone liable on this Note, accept a renewal of this Note, modify the terms and time of payment of this Note, join in any extension or subordination or exercise any option or election hereunder, modify the rate of interest or period of amortization or principal due date of this Note or exercise any option or election hereunder. No one or more of such actions shall constitute a novation.

     4.00 EXERCISE OF RIGHTS. If default be made in the payment in whole or in part of any sum provided for in this Note, or an event of default shall occur under any instrument executed as security for, as evidence of, or otherwise in connection with this Note or the indebtedness evidenced hereby (hereinafter all such instruments being collectively called the "Loan Documents"), then Holder may, at Holder's option, without further notice or demand (except as may be otherwise specifically provided for in the Loan Documents), declare the unpaid principal balance and accrued interest on this Note at once due and payable, foreclose all liens securing payment hereof, pursue any and all other rights, remedies, and recourses available to Holder, or pursue any combination of the foregoing, all remedies hereunder and under the Loan Documents being cumulative. Holder shall have the right to rescind any acceleration in payment of this Note for default, as aforesaid, if Holder so elects, in which event this Note shall be construed, interpreted and enforced in the same manner as if Holder had never elected to declare the unpaid principal balance and accrued interest of this Note at once due and payable.

     Failure to exercise any of the foregoing options upon the happening of one or more of the foregoing events shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other event, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy. Holder shall have no duty to exercise any or all of the rights and remedies herein provided or contemplated. The acceptance by Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time, or nullify any prior exercise of any such option without the express written consent of Holder.

     This Note is secured, inter alia, by a Financing Statement of even date herewith executed by Maker in favor of Holder, covering certain tangible and intangible properties, as more particularly described therein.

     5.00 LIABILITY. Maker shall be liable on this Note and for all amounts covenanted to be paid by Maker under the terms hereof (collectively the "Indebtedness") to the full extent of the security for the payment of this Note, being all those properties, rights and interests described or created by the aforesaid Financing Statement and other Loan Documents. Maker shall be fully liable to Holder: (i) for failure to pay taxes, assessments or other charges which can create liens or encumbrances on any portion of the properties described in the Financing Statement and other Loan Documents which would be senior to the liens of the Financing Statement or other Loan Documents and are payable or accrue or are applicable to periods prior to foreclosure under the Financing Statement or other Loan Documents, to the full extent thereof, (ii) for fraud or misrepresentation; and (iii) for the misapplication or misappropriation of (a) proceeds under any insurance policies paid or payable prior to foreclosure by reason of damage, loss or destruction to property described in the Financing Statement and other Loan Documents, or any part thereof, to the full extent of such proceeds, (b) any proceeds or awards resulting from a condemnation, prior to foreclosure, of the property described in the Financing Statement and other Loan Documents, or any part thereof, to the full extent of such proceeds or awards, or (c) rents and other revenue from the property described in the Financing Statement and other Loan Documents received or applicable to a period prior to foreclosure and after notice of default.

     6.00 MISCELLANEOUS

          6.01 Governing Law. This Note shall be governed by and construed according to the laws of the State of Oklahoma, without regard to principals of conflict of laws.

          6.02 Commercial Loan. It is expressly stipulated and agreed that the loan evidenced by this Note is given for an actual lending transaction for business purposes and not for personal, residential or agricultural purposes.

          6.03 Notices. All notices hereunder shall be given at the following addresses: if to Maker, 2601 Northwest Expressway, Suite 1210W, Oklahoma City, Oklahoma 73112-7293; if to Holder, at the Holder's address set forth above. Either party may change their address for notice purposes upon giving five (5) days prior notice thereof in accordance with this Section 6.03. All notices given hereunder shall be in writing and shall be considered properly given if mailed by first class United States Mail, postage prepaid, registered or certified with return receipt requested, or by delivering same in person to the intended addressee. Any notice mailed as above provided shall be effective upon its deposit in the custody of the U. S. Postal Service; notice personally delivered shall be effective upon receipt.

          6.04 Joint and Several Liability. If this Note is executed by more than one party, each such party shall be jointly and severally liable for the obligations of Maker under this Note.

          6.05 Amendment and Modification. This Note may not be terminated or amended orally, but only by a discharge or amendment in writing and signed by the Holder of this Note at the time enforcement of any discharge or amendment is sought.

          6.06 Captions. All Article and Section headings herein are for convenience only and shall not be interpreted to enlarge or restrict the provisions of this Note.

     Executed the date and year first above written.

                                   Advantage Marketing Systems, Inc.
                                   An Oklahoma Corporation

                                   By:  JOHN W. HAIL
                                        John W. Hail, Chief Executive Officer

                                   Life Science Technologies Holdings, Inc.,
                                   An Oklahoma Corporation

                                   By:  JOHN W. HAIL
                                        John W. Hail, Chief Executive Officer

                                   Life Science Technologies Holdings Limited
                                   Partnership, a Nevada Limited Partnership

                                   By: Life Science Technologies Holdings, Inc.
                                       General Partner

                                       By:  JOHN W. HAIL
                                            John W. Hail
                                            Chief Executive Officer

                                   Life Science Technologies Limited,
                                   a Nevada limited partnership

                                   By: Life Science Technologies Holdings, Inc.
                                       General Partner

                                       By:  JOHN W. HAIL
                                            John W. Hail
                                            Chief Executive Officer

                                   Life Science Technologies of Japan,
                                   a Nevada limited partnership

                                   By: Life Science Technologies Holdings, Inc.
                                       General Partner

                                       By:  JOHN W. HAIL
                                            John W. Hail
                                            Chief Executive Officer

                                   LST Fulfillment Limited Partnership,
                                   a Nevada limited partnership

                                   By: Life Science Technologies Holdings, Inc.
                                       General Partner

                                       By:  JOHN W. HAIL
                                            John W. Hail
                                            Chief Executive Officer